Exhibit 99.1

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces Third-Quarter and Nine-Month 2018 Results

Year-over-year third-quarter net income growth of 14% and trailing twelve-month loan growth of 14%

DEFIANCE, Ohio, October 18, 2018 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking and wealth management, today reported earnings for the third-quarter and nine months ended September 30, 2018.

Third-quarter 2018 highlights over prior-year third quarter include:

●	Net income of $3.1 million, an increase of 14.5 percent

●	Operating revenue of $12.7 million, up $0.6 million, or 5.0 percent

●	Return on average assets of 1.30 percent, up 3 basis points, or 2.4 percent

●	Diluted earnings per share (EPS) of $0.39, a decrease of $0.04 per share, or 9.3 percent

●	Mortgage origination volume of $95.3 million, an increase of $6.1 million, or 6.8 percent

Nine-month 2018 highlights over prior-year nine months include:

●	Net income of $8.7 million, an increase of $1.6 million, or 23.4 percent

●	Operating revenue of $37.3 million, up $3.5 million, or 10.3 percent

●	Return on average assets of 1.24 percent, up 13 basis points, or 11.7 percent

●	Diluted EPS of $1.14, an increase of $0.03 per share, or 2.7 percent

●	Mortgage origination volume of $263.2 million, an increase of $19.5 million, or 8.0 percent

Third-quarter 2018, trailing twelve-month highlights include:

●	Total assets increased to $979.2 million, up $118.7 million, or 13.8 percent

●	Loan growth of $96.6 million, or 14.3 percent

●	Deposit growth of $72.6 million, or 10.1 percent

●	Mortgage origination volume of $335.3 million, an increase of $8.1 million, or 2.5 percent; servicing portfolio of $1.07 billion, up $0.09 billion, or 8.9 percent

Highlights

	Three Months Ended			Nine Months Ended
($ in thousands, except per share & ratios)	Sep. 2018	Sep. 2017	% Change	Sep. 2018	Sep. 2017	% Change
Operating revenue	$12,731	$12,124	5.0%	$37,348	$33,857	10.3%
Interest income	10,258	8,338	23.0	28,840	23,718	21.6
Interest expense	1,729	1,075	60.8	4,187	2,986	40.2
Net interest income	8,529	7,263	17.4	24,653	20,732	18.9
Noninterest income	4,202	4,861	(13.6)	12,695	13,125	(3.3)
Noninterest expense	8,789	8,284	6.1	25,995	23,472	10.7
Net income	3,118	2,723	14.5	8,679	7,033	23.4
Earnings per diluted share	0.39	0.43	(9.3)	1.14	1.11	2.7
Net interest margin (FTE)	3.96%	3.81%	3.9	3.96%	3.71%	6.7
Return on average assets	1.30%	1.27%	2.4	1.24%	1.11%	11.7
Return on average equity	9.89%	12.11%	(18.3)	9.75%	10.57%	(7.8)

“SB Financial’s third-quarter net income was up 14 percent compared to the prior-year quarter,” said Mark A. Klein, Chairman, President and CEO of SB Financial. Loan volume was again strong, as we added $18 million in the quarter and $75 million for the nine months, while our non-performing assets held steady at 35 basis points.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, was up 5.0 percent from the third quarter of 2017, and flat to the linked quarter.

●	Net interest income was up 17.4 percent from the year-ago quarter, and up 1.2 percent from the linked quarter.

●	Net interest margin (FTE) was up 15 basis points from the year-ago quarter, but down 18 basis points from the linked quarter.

●	Noninterest income was down 13.5 percent from the year-ago quarter, and flat to the linked quarter.

Mortgage Loan Business

Mortgage loan originations for the third quarter of 2018 were $95.3 million, up $6.1 million, or 6.8 percent, from the year-ago quarter. Total sales of originated loans were $80.6 million, up $3.7 million, or 4.8 percent from the year-ago quarter.

Net mortgage banking income, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $2.3 million for the third quarter of 2018, compared to $2.4 million for the year-ago quarter. The mortgage servicing valuation adjustment for the third quarter 2018 was a negative $0.06 million, compared to a negative adjustment of $0.04 million for the third quarter of 2017. The aggregate servicing valuation impairment ended the quarter at $0.14 million. The mortgage-servicing portfolio at September 30, 2018, was $1.07 billion, up $0.09 billion, or 8.9 percent, from $0.98 billion at September 30, 2017.

Mr. Klein noted, “Mortgage volumes were down from the linked quarter but up nearly 7 percent from the year ago quarter. To ensure we remain on plan, we have recently leveraged our regional real estate expertise into one of the Midwest’s most dynamic markets – Indianapolis, which should add another productive mortgage region to the Company.”

Mortgage Banking

($ in thousands)	Sep. 2018	Jun. 2018	Mar. 2018	Dec. 2017	Sep. 2017
Mortgage originations	$95,289	$109,466	$58,485	$72,102	$89,217
Mortgage sales	80,555	79,162	40,589	53,825	76,919
Mortgage servicing portfolio	1,066,402	1,030,780	1,004,728	994,915	979,251
Mortgage servicing rights	11,129	10,634	10,195	9,907	9,560

Mortgage servicing revenue:
Loan servicing fees	653	636	625	617	605
OMSR amortization	(318)	(367)	(246)	(269)	(343)
Net administrative fees	335	269	379	348	262
OMSR valuation adjustment	(62)	(22)	92	118	(36)
Net loan servicing fees	273	247	471	466	227
Gain on sale of mortgages	2,066	2,058	1,100	1,608	2,211
Mortgage banking revenue, net	$2,339	$2,305	$1,571	$2,074	$2,438

2

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income includes revenue from a diverse group of services, such as wealth management, deposit fees, residential loan sales and the sale of Small Business Administration (SBA) loans. SBA activity for the quarter consisted of total sold loan volume of $0.9 million and gains of $0.1 million. Wealth management assets under the Company’s care stood at $412.2 million as of September 30, 2018. For the third quarter of 2018, noninterest income as a percentage of total revenue was 33.0 percent.

For the third quarter of 2018, noninterest expense (NIE) of $8.8 million was up $0.5 million, or 6.1 percent, compared to the same quarter last year. Compared to the linked quarter, NIE was up $0.2 million. Mr. Klein stated, “Fee income levels have slowed this year with lower mortgage sales and in the quarter we had some timing issues with the sale of several SBA credits.”

Noninterest Income / Noninterest Expense

($ in thousands, except ratios)	Sep. 2018	Jun. 2018	Mar. 2018	Dec. 2017	Sep. 2017
Noninterest Income (NII)	$4,202	$4,249	$4,243	$4,092	$4,861
NII / Total Revenue	33.0%	33.5%	35.5%	34.8%	40.1%
NII / Average Assets	1.8%	1.8%	1.9%	1.9%	2.3%

Noninterest Expense (NIE)	$8,789	$8,579	$8,627	$8,106	$8,284
Efficiency Ratio	69.0%	67.7%	72.2%	69.0%	68.3%
NIE / Average Assets	3.7%	3.7%	3.8%	3.7%	3.9%
Net Noninterest Expense	-1.9	-1.9	-1.9	-1.8	-1.6

Balance Sheet

Total assets as of September 30, 2018, were $979.2 million, up $118.7 million, or 13.8 percent, from a year ago. Total equity as of September 30, 2018, was $127.1 million, up 39.8 percent from a year ago, and comprised 13.0 percent of total assets. Both the equity and total assets reflect the $30 million common capital raise completed in the first quarter of 2018.

Total loans held for investment were $771.7 million at September 30, 2018, up $96.6 million, or 14.3 percent, from September 30, 2017. Commercial real estate loans were up $36.8 million, or 11.5 percent, with residential real estate rising $36.7 million, or 26.0 percent.

The investment portfolio of $88.2 million, including shares in the Federal Reserve Bank and Federal Home Loan Bank, represented 9.0 percent of assets at September 30, 2018, and was down 0.9 percent from the year-ago period. Deposit balances of $789.4 million at September 30, 2018, increased by $72.6 million, or 10.1 percent, since September 30, 2017. Growth from the prior year included $10.3 million in checking and $62.3 million in savings and time deposit balances.

Mr. Klein continued, “Loan volumes have been strong for us all year, with total growth of $97 million, or 14 percent, from the prior year. Our loan pipelines remain consistent and we ended the quarter just short of the $1 billion total asset level. Additionally, we maintained strong asset quality in the quarter, with net charge offs only $6,000 and nonperforming assets at 35 basis points.”

3

Loan Balance

						Annual
($ in thousands, except ratios)	Sep. 2018	Jun. 2018	Mar. 2018	Dec. 2017	Sep. 2017	Growth
Commercial	$119,810	$115,140	$107,579	$102,041	$104,723	$15,087
% of Total	15.5%	15.3%	15.2%	14.6%	15.5%	14.4%
Commercial RE	356,563	350,266	338,586	332,154	319,764	36,799
% of Total	46.2%	46.5%	47.9%	47.7%	47.4%	11.5%
Agriculture	52,814	52,466	50,266	51,947	51,140	1,674
% of Total	6.8%	7.0%	7.1%	7.5%	7.6%	3.3%
Residential RE	178,033	172,773	151,820	150,854	141,296	36,737
% of Total	23.1%	22.9%	21.5%	21.6%	20.9%	26.0%
Consumer & Other	64,478	62,640	58,956	59,619	58,152	6,326
% of Total	8.4%	8.3%	8.3%	8.6%	8.6%	10.9%
Total Loans	$771,698	$753,285	$707,207	$696,615	$675,075	$96,623
Total Growth Percentage						14.3%

Deposit Balance

($ in thousands, except ratios)	Sep. 2018	Jun. 2018	Mar. 2018	Dec. 2017	Sep. 2017	Annual Growth
Non-Int DDA	$134,747	$131,125	$132,919	$135,592	$124,840	$9,907
% of Total	17.1%	17.4%	17.8%	18.6%	17.4%	7.9%
Interest DDA	130,897	129,486	137,893	131,079	130,513	384
% of Total	16.6%	17.2%	18.4%	18.0%	18.2%	0.3%
Savings	114,213	118,108	116,820	103,267	103,530	10,683
% of Total	14.4%	15.7%	15.6%	14.1%	14.5%	10.3%
Money Market	170,190	151,228	143,679	141,844	140,647	29,543
% of Total	21.6%	20.1%	19.2%	19.4%	19.6%	21.0%
Certificates	239,379	222,932	217,484	217,818	217,277	22,102
% of Total	30.3%	29.6%	29.0%	29.9%	30.3%	10.2%
Total Deposits	$789,426	$752,879	$748,795	$729,600	$716,807	$72,619
Total Growth Percentage						10.1%

Asset Quality

SB Financial maintained its high performance among its peers in asset quality levels for the quarter, reporting nonperforming assets of $3.4 million as of September 30, 2018, down $0.3 million, or 8.2 percent, from the year-ago quarter. SB Financial’s nonperforming assets to total assets ratio of 0.35 percent is in the top quartile of its 65-bank peer group. The coverage of problem loans by the loan loss allowance was at 256 percent at September 30, 2018, up from 213 percent at September 30, 2017.

4

Summary of Nonperforming Assets

($ in thousands, except ratios)	Sep. 2018	Jun. 2018	Mar. 2018	Dec. 2017	Sep. 2017	Annual Growth
Commercial & Agriculture	$360	$33	$35	$121	$125	$235
% of Total Com./Ag. loans	0.21%	0.02%	0.02%	0.08%	0.08%	188.0%
Commercial RE	228	234	487	1,322	1,029	(801)
% of Total CRE loans	0.06%	0.07%	0.14%	0.40%	0.32%	-77.8%
Residential RE	1,541	1,634	1,714	1,123	1,074	467
% of Total Res. RE loans	0.87%	0.95%	1.13%	0.74%	0.76%	43.5%
Consumer & Other	252	221	85	138	153	99
% of Total Con./Oth. loans	0.39%	0.35%	0.14%	0.23%	0.26%	64.7%
Total Nonaccruing Loans	2,381	2,122	2,321	2,704	2,381	-
% of Total loans	0.31%	0.28%	0.33%	0.39%	0.35%	0.0%
Accruing Restructured Loans	940	1,101	1,115	1,129	1,258	(318)
Total Growth (%)						-25.3%
Total Nonaccruing & Restructured Loans	$3,321	$3,223	$3,436	$3,833	$3,639	($318)
% of Total loans	0.43%	0.43%	0.49%	0.55%	0.54%	-8.7%
Foreclosed Assets	105	16	70	26	94	11
Total Growth (%)						11.7%
Total Nonperforming Assets	$3,426	$3,239	$3,506	$3,859	$3,733	($307)
% of Total assets	0.35%	0.34%	0.38%	0.44%	0.43%	-8.2%

Webcast and Conference Call

The Company will hold a related conference call and webcast on October 19, 2018, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at http://www.yoursbfinancial.com/investorrelations.html. An audio replay of the call will be available on the SB Financial website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 20 banking centers; 19 in nine Ohio counties and one center in Fort Wayne, Indiana, and 26 full-service ATMs. The Company has six loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.  SB Financial’s preferred stock is listed on the NASDAQ Capital Market under the symbol “SBFGP”.

In May 2018, SB Financial was ranked #72 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”).

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this release contains certain non-GAAP financial measures. Management believes that including certain non-GAAP financial measures will provide investors with information useful in understanding the Company’s financial performance, its performance trends and financial position. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results.

###

5

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	September	June	March	December	September
($ in thousands)	2018	2018	2018	2017	2017

ASSETS
Cash and due from banks	$45,515	$24,413	48,329	26,616	28,258

Securities available for sale, at fair value	84,114	89,911	91,987	82,790	85,304
Other securities - FRB and FHLB Stock	4,123	3,748	3,748	3,748	3,748
Total investment securities	88,237	93,659	95,735	86,538	89,052

Loans held for sale	6,888	7,551	8,893	3,940	7,663

Loans, net of unearned income	771,698	753,285	707,207	696,615	675,075
Allowance for loan losses	(8,489)	(8,494)	(8,219)	(7,930)	(7,760)
Net loans	763,209	744,791	698,988	688,685	667,315

Premises, equipment and software, net	21,900	21,683	21,776	21,277	21,271
Cash surrender value of life insurance	16,745	16,656	16,567	16,479	13,692
Goodwill & other intangibles	16,404	16,406	16,409	16,411	16,414
Foreclosed assets held for sale, net	105	16	70	26	94
Mortgage servicing rights	11,129	10,633	10,196	9,907	9,560
Accrued interest receivable	2,433	2,000	1,925	1,825	1,880
Other assets	6,615	6,977	6,753	4,923	5,263
Total assets	$979,180	$944,785	925,641	876,627	860,462

LIABILITIES AND EQUITY
Deposits
Non interest bearing demand	$134,747	$131,125	132,919	135,592	124,840
Interest bearing demand	130,897	129,486	137,893	131,079	130,513
Savings deposits	114,213	118,108	116,820	103,267	103,530
Money market deposits	170,190	151,228	143,679	141,844	140,647
Time deposits	239,379	222,932	217,484	217,818	217,277
Total deposits	789,426	752,879	748,795	729,600	716,807

Repurchase agreements	15,539	18,191	14,505	15,082	11,343
Advances from Federal Home Loan Bank	24,500	26,500	18,500	18,500	20,500
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Accrued interest payable	891	685	633	592	611
Other liabilities	11,405	11,116	9,999	8,543	9,982
Total liabilities	852,071	819,681	802,742	782,627	769,553

Equity
Preferred shares	13,979	13,983	13,983	13,983	13,983
Common shares	40,485	40,481	40,481	12,569	12,569
Additional paid-in capital	15,160	15,098	15,189	15,405	15,335
Retained earnings	61,854	59,503	57,162	55,439	51,991
Accumulated other comprehensive income (loss)	(1,654)	(1,240)	(941)	(141)	335
Treasury shares	(2,715)	(2,721)	(2,975)	(3,255)	(3,304)
Total equity	127,109	125,104	122,899	94,000	90,909

Total liabilities and equity	$979,180	$944,785	925,641	876,627	860,462

6

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

	At and for the Three Months Ended					Nine Months Ended
($ in thousands, except per share & ratios)	September	June	March	December	September	September	September
	2018	2018	2018	2017	2017	2018	2017
Interest income
Loans
Taxable	$9,499	$8,968	8,140	8,096	7,653	26,607	21,696
Nontaxable	42	36	21	23	21	99	62
Securities Taxable	610	612	573	514	532	1,795	1,562
Nontaxable	107	115	117	129	132	339	398
Total interest income	10,258	9,731	8,851	8,762	8,338	28,840	23,718

Interest expense
Deposits	1,472	1,091	975	938	907	3,538	2,518
Repurchase Agreements & Other	11	6	10	2	4	27	10
Federal Home Loan Bank advances	140	110	79	85	86	329	235
Trust preferred securities	106	100	87	83	78	293	223
Total interest expense	1,729	1,307	1,151	1,108	1,075	4,187	2,986

Net interest income	8,529	8,424	7,700	7,654	7,263	24,653	20,732

Provision for loan losses	-	300	300	200	-	600	200

Net interest income after provision for loan losses	8,529	8,124	7,400	7,454	7,263	24,053	20,532

Noninterest income
Wealth Management Fees	705	710	739	718	688	2,155	2,059
Customer service fees	672	675	644	690	674	1,991	1,981
Gain on sale of mtg. loans & OMSR’s	2,066	2,058	1,100	1,608	2,211	5,224	5,524
Mortgage loan servicing fees, net	273	247	471	465	227	991	851
Gain on sale of non-mortgage loans	125	150	660	179	294	935	1,093
Data service fees	-	-	-	179	182	-	559
Net gain on sales of securities	70	-	-	-	119	70	119
Gain/(loss) on sale/disposal of assets	-	60	(39)	(4)	8	21	10
Other income	291	349	668	257	458	1,308	929
Total non-interest income	4,202	4,249	4,243	4,092	4,861	12,695	13,125

Noninterest expense
Salaries and employee benefits	5,372	5,201	4,939	4,749	4,844	15,513	13,897
Net occupancy expense	588	561	649	582	566	1,797	1,678
Equipment expense	667	637	829	748	688	2,133	2,012
Data processing fees	489	418	438	363	429	1,345	1,195
Professional fees	393	504	419	492	502	1,316	1,282
Marketing expense	197	203	221	153	180	622	581
Telephone and communication	124	128	122	113	120	374	349
Postage and delivery expense	83	63	74	118	103	221	336
State, local and other taxes	177	176	186	164	198	538	535
Employee expense	243	220	166	227	242	629	570
Other expenses	456	468	584	397	412	1,507	1,037
Total non-interest expense	8,789	8,579	8,627	8,106	8,284	25,995	23,472

Income before income tax expense	3,942	3,794	3,016	3,440	3,840	10,753	10,185
Income tax expense (benefit)	824	687	563	(592)	1,117	2,074	3,152

Net income	$3,118	$3,107	2,453	4,032	2,723	8,679	7,033

Preferred Share Dividends	244	244	244	244	244	731	731

Net income available to common shares	2,874	2,863	2,209	3,788	2,479	7,947	6,302

Common share data:
Basic earnings per common share	$0.45	$0.45	0.40	0.79	0.52	1.30	1.31
Diluted earnings per common share	$0.39	$0.40	0.35	0.64	0.43	1.14	1.11

Average shares outstanding ($ in thousands):
Basic:	6,503	6,489	5,519	4,790	4,797	6,106	4,825
Diluted:	8,022	8,003	7,055	6,329	6,326	7,626	6,356

7

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Nine Months Ended
	September	June	March	December	September	September	September
SUMMARY OF OPERATIONS	2018	2018	2018	2017	2017	2018	2017
Net interest income	$8,529	8,424	7,700	7,654	7,263	24,653	20,732
Tax-equivalent adjustment	40	40	37	78	79	116	237
Tax-equivalent net interest income	8,569	8,464	7,737	7,732	7,342	24,769	20,969
Provision for loan loss	-	300	300	200	-	600	200
Noninterest income	4,202	4,249	4,243	4,092	4,861	12,695	13,125
Total operating revenue	12,731	12,673	11,943	11,746	12,124	37,348	33,857
Noninterest expense	8,789	8,579	8,627	8,106	8,284	25,995	23,472
Pre-tax pre-provision income	3,942	4,094	3,316	3,640	3,840	11,353	10,385
Pretax income	3,942	3,794	3,016	3,440	3,840	10,753	10,185
Net income	3,118	3,107	2,453	4,032	2,723	8,678	7,033
Income available to common shareholders	2,874	2,863	2,209	3,788	2,479	7,947	6,302

PER SHARE INFORMATION:
Basic earnings per share	$0.45	0.45	0.40	0.79	0.52	1.30	1.31
Diluted earnings per share	0.39	0.40	0.35	0.64	0.43	1.14	1.11
Common dividends	0.080	0.080	0.075	0.075	0.070	0.235	0.205
Book value per common share	15.94	15.73	15.49	15.05	14.57	15.94	14.57
Tangible book value per common share	14.87	14.57	14.27	13.27	12.64	14.87	12.64
Fully converted TBV per common share	13.88	13.66	13.42	12.42	11.94	13.88	11.94
Market price per common share	20.35	20.32	18.51	18.49	17.16	20.35	17.16
Market price per preferred share	20.25	19.82	18.20	17.90	16.45	20.25	16.45
Market price to tangible book value	136.8%	139.5%	129.7%	139.3%	135.8%	136.8%	135.8%
Market price to trailing 12 month EPS	11.5	11.2	10.3	10.6	11.6	11.5	11.6

PERFORMANCE RATIOS:
Return on average assets (ROAA)	1.30%	1.35%	1.08%	1.83%	1.27%	1.24%	1.11%
Pre-tax pre-provision ROAA	1.64%	1.78%	1.46%	1.65%	1.79%	1.62%	1.64%
Return on average equity	9.89%	10.02%	9.03%	17.52%	12.11%	9.75%	10.57%
Return on average tangible equity	13.02%	13.28%	12.54%	26.16%	18.28%	13.10%	16.09%
Efficiency ratio	69.01%	67.67%	72.22%	68.99%	68.30%	69.59%	69.31%
Earning asset yield	4.75%	4.76%	4.41%	4.52%	4.36%	4.61%	4.24%
Cost of interest bearing liabilities	1.00%	0.80%	0.71%	0.69%	0.68%	0.84%	0.64%
Net interest margin	3.95%	4.12%	3.84%	3.92%	3.77%	3.94%	3.67%
Tax equivalent effect	0.01%	0.02%	0.02%	0.04%	0.04%	0.02%	0.04%
Net interest margin, tax equivalent	3.96%	4.14%	3.86%	3.96%	3.81%	3.96%	3.71%
Non interest income/Average assets	1.75%	1.84%	1.87%	1.86%	2.27%	1.82%	2.07%
Non interest expense/Average assets	3.65%	3.72%	3.81%	3.68%	3.87%	3.72%	3.70%
Net noninterest expense/Average assets	1.91%	1.88%	1.93%	1.82%	1.60%	1.90%	1.63%

ASSET QUALITY RATIOS:
Gross charge-offs	$12	54	19	36	75	85	195
Recoveries	6	29	9	5	10	44	30
Net charge-offs	6	25	10	31	65	41	165
Nonaccruing loans/ Total loans	0.31%	0.28%	0.33%	0.39%	0.35%	0.31%	0.35%
Nonperforming loans/ Total loans	0.43%	0.43%	0.49%	0.55%	0.54%	0.43%	0.54%
Nonperforming assets/ Loans & OREO	0.44%	0.43%	0.50%	0.55%	0.55%	0.44%	0.55%
Nonperforming assets/ Total assets	0.35%	0.34%	0.38%	0.44%	0.43%	0.35%	0.43%
Allowance for loan loss/ Nonperforming loans	255.62%	263.54%	239.20%	206.89%	213.25%	255.62%	213.25%
Allowance for loan loss/ Total loans	1.10%	1.13%	1.16%	1.14%	1.15%	1.10%	1.15%
Net loan charge-offs/ Average loans (ann.)	0.00%	0.01%	0.01%	0.02%	0.04%	0.01%	0.03%
Loan loss provision/ Net charge-offs	0.00%	1200.00%	3000.00%	645.16%	0.00%	1463.41%	121.21%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	97.75%	100.05%	94.45%	95.48%	94.18%	97.75%	94.18%
Equity/ Assets	12.98%	13.24%	13.28%	10.72%	10.57%	12.98%	10.57%
Tangible equity/ Tangible assets	10.05%	10.20%	10.17%	7.39%	7.17%	10.05%	7.17%
Tangible equity adjusted for conversion	11.50%	11.71%	11.71%	9.02%	8.83%	11.50%	8.83%
Common equity tier 1 ratio (Bank) - 9/18 est.	12.31%	11.91%	12.23%	10.53%	10.39%	12.31%	10.39%

END OF PERIOD BALANCES
Total assets	$979,180	944,785	925,641	876,627	860,462	979,180	860,462
Total loans	771,698	753,285	707,207	696,615	675,075	771,698	675,075
Deposits	789,426	752,879	748,795	729,600	716,807	789,426	716,807
Stockholders equity	127,109	125,104	122,899	94,000	90,909	127,109	90,909
Goodwill & intangibles	16,404	16,406	16,409	16,411	16,414	16,404	16,414
Preferred equity	13,979	13,983	13,983	13,983	13,983	13,979	13,983
Tangible equity	96,726	94,715	92,507	63,606	60,512	96,726	60,512
Mortgage servicing portfolio	1,066,402	1,030,780	1,004,728	994,915	979,251	1,066,402	979,251
Wealth/Brokerage assets under care	412,218	407,592	411,654	437,034	429,777	412,218	429,777
Total assets under care	2,457,800	2,383,157	2,342,023	2,308,576	2,269,490	2,457,800	2,269,490
Full-time equivalent employees (actual)	250	241	240	240	237	250	237
Period end basic shares outstanding	6,503	6,502	6,483	4,793	4,788	6,503	4,788
Period end outstanding (Series A Converted)	1,470	1,453	1,453	1,453	1,452	1,470	1,452

AVERAGE BALANCES
Total assets	$962,369	922,355	906,281	880,446	857,147	931,507	845,836
Total earning assets	864,490	817,270	802,358	781,795	771,722	833,942	752,753
Total loans	770,948	724,710	711,733	691,929	667,943	740,292	650,142
Deposits	769,266	739,877	738,867	731,992	712,614	751,156	704,638
Stockholders equity	126,144	123,990	108,662	92,036	89,974	118,718	88,676
Intangibles	16,405	16,407	16,410	16,412	16,415	16,407	16,418
Preferred equity	13,983	13,983	13,983	13,983	13,983	13,983	13,983
Tangible equity	95,756	93,600	78,269	61,641	59,576	88,328	58,275
Average basic shares outstanding	6,503	6,489	5,519	4,790	4,797	6,106	4,825
Average diluted shares outstanding	8,022	8,003	7,055	6,329	6,326	7,626	6,356

8

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three Months Ended September 30, 2018 and 2017

($ in thousands)	Three Months Ended Sep. 30, 2018			Three Months Ended Sep. 30, 2017
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$82,250	610	2.97%	$89,512	532	2.38%
Nontaxable securities	11,292	107	3.79%	14,267	132	3.70%
Loans, net	770,948	9,541	4.95%	667,943	7,674	4.60%

Total earning assets	864,490	10,258	4.75%	771,722	8,338	4.32%

Cash and due from banks	33,545			25,011
Allowance for loan losses	(8,593)			(7,914)
Premises and equipment	21,850			21,243
Other assets	51,077			47,085

Total assets	$962,369			$857,147

Liabilities
Savings and interest bearing demand	$403,236	504	0.50%	$368,080	210	0.23%
Time deposits	231,884	968	1.67%	218,561	697	1.28%
Repurchase agreements & Other	19,293	11	0.23%	12,655	4	0.13%
Advances from Federal Home Loan Bank	24,609	140	2.28%	20,772	86	1.66%
Trust preferred securities	10,310	106	4.11%	10,310	78	3.03%

Total interest bearing liabilities	689,332	1,729	1.00%	630,378	1,075	0.68%

Non interest bearing demand	134,146	-		125,973	-

Total funding	823,478		0.84%	756,351		0.57%

Other liabilities	12,747			10,822

Total liabilities	836,225			767,173

Equity	126,144		559,131	89,974

Total liabilities and equity	$962,369			$857,147

Net interest income		$8,529			$7,263

Net interest income as a percent of average interest-earning assets - GAAP measure			3.95%			3.76%

Net interest income as a percent of average interest-earning assets - non GAAP- Computed on a fully tax equivalent (FTE) basis			3.96%			3.81%

9

	Nine Months Ended Sep. 30, 2018			Nine Months Ended Sep. 30, 2017
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$81,835	1,795	2.92%	$88,358	1,562	2.36%
Nontaxable securities	11,815	339	3.83%	14,253	398	3.72%
Loans, net	740,292	26,706	4.81%	650,142	21,758	4.46%
Total earning assets	833,942	28,840	4.61%	752,753	23,718	4.20%
Cash and due from banks	33,137			34,204
Allowance for loan losses	(8,318)			(7,824)
Premises and equipment	21,656			20,969
Other assets	51,090			45,734
Total assets	$931,507			$845,836

Liabilities
Savings and interest bearing demand	$395,948	1,063	0.36%	$366,026	576	0.21%
Time deposits	220,642	2,475	1.50%	213,853	1,942	1.21%
Repurchase agreements & Other	16,875	27	0.21%	12,057	10	0.11%
Advances from Federal Home Loan Bank	21,987	329	2.00%	19,905	235	1.57%
Trust preferred securities	10,310	293	3.79%	10,310	223	2.88%
Total interest bearing liabilities	665,762	4,187	0.84%	622,151	2,986	0.64%
Non interest bearing demand	134,566		0.70%	124,759		0.53%
Total funding	800,328			746,910

Other liabilities	12,461			10,250
Total liabilities	812,789			757,160

Equity	118,718			88,676

Total liabilities and equity	$931,507			$845,836

Net interest income		$24,653			$20,732

Net interest income as a percent of average interest-earning assets - GAAP measure			3.94%			3.67%

Net interest income as a percent of average interest-earning assets - non GAAP - Computed on a fully tax equivalent (FTE) basis			3.96%			3.71%

10